  PRELIMINARY COPY -- TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

--------------------------------------------------------------------------------

                              INVESCO VALUE TRUST

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         ______________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         ______________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ______________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
         ______________________________________________________________

     (5) Total fee paid:
         ______________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ___________________________________

     (2)  Form, Schedule or Registration Statement No.:
          ___________________________________

     (3)  Filing Party:
          ___________________________________

     (4)  Date Filed:
          ___________________________________

  PRELIMINARY COPY -- TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                            INVESCO VALUE TRUST

[LOGO OF INVESCO APPEARS HERE]
                                                              DECEMBER 26, 1996
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Dear INVESCO Value Trust Shareholder:

  Enclosed is a Proxy Statement for the January 31, 1997 special meeting of shareholders of INVESCO Intermediate Government Bond Fund, INVESCO Total Re-turn Fund and INVESCO Value Equity Fund (collectively, the "Funds"), the three series of INVESCO Value Trust (the "Company").

  As you may have heard, INVESCO PLC ("INVESCO") has entered into an agreement to merge with A I M Management Group Inc. ("AIM"), under which AIM will become part of INVESCO. INVESCO is the ultimate parent company of INVESCO Funds Group, Inc., the investment adviser to the Company and INVESCO Capital Manage-ment, Inc., the sub-adviser to each of the Funds.

  As explained more fully in the attached Proxy Statement, at the time the INVESCO/AIM merger takes effect, the Company's present investment advisory and sub-advisory contracts will terminate automatically, as a matter of law. Al-though Company shareholders are not being asked to approve the merger, they must vote on the necessary new investment advisory and sub-advisory contracts. Accordingly, to provide continuity of investment advisory services to the Com-pany, the Board of Trustees is asking shareholders to approve the following proposals:

 . All shareholders of the Company will be asked to approve a new invest-ment advisory agreement for the Company, with the same parties and on terms substantially identical to the existing investment advisory agree-ment.

 . Shareholders of each of the Funds will be asked to approve a new invest-ment sub-advisory agreement, with the same parties and on terms substan-tially identical to the existing investment sub-advisory agreement.

  In addition, all shareholders are being asked to elect trustees of the Com-pany and to ratify the selection of Price Waterhouse LLP as the Company's in-dependent accountants. The accompanying Proxy Statement provides additional detailed information on these proposals, the INVESCO/AIM merger and the Compa-ny.

  WE ARE REQUIRED BY LAW TO INFORM YOU AS TO CERTAIN DETAILS OF THE TRANSAC-TION, EVEN THOUGH YOU ARE NOT VOTING TO APPROVE THE MERGER. WHAT IS MOST IM-PORTANT FOR YOU AS A SHAREHOLDER OF THE FUNDS IS THAT APPROVAL OF THE PROPOS-ALS LISTED ABOVE WILL IN NO WAY INCREASE THE ADVISORY FEES, SUB-ADVISORY FEES OR EXPENSES OF THE COMPANY OR THE FUNDS OR CHANGE THE LEVEL, NATURE OR QUALITY OF SERVICES YOU RECEIVE. EACH OF THESE PROPOSALS HAS BEEN APPROVED BY THE BOARD OF TRUSTEES OF THE COMPANY, WHICH RECOMMENDS THAT SHAREHOLDERS APPROVE THEM AS WELL.

  The Board of Trustees believes that these proposals are in the best inter-ests of the shareholders. Therefore, we ask that you read the enclosed materi-als and vote promptly. Should you have any questions, please feel free to call our client services representatives at 1-800-646-8372. They will be happy to answer any questions that you might have.

  YOUR VOTE IS IMPORTANT. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY, THE FUNDS AND TO YOU AS A SHAREHOLDER. IF WE DO NOT RECEIVE SUFFICIENT VOTES TO APPROVE THESE

PROPOSALS, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CONDUCT TELEPHONE CAN-VASSING. THEREFORE, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE ON THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ENCLOSED PRE-AD-DRESSED, POSTAGE-PAID ENVELOPE.

Sincerely,

/s/ Dan J. Hesser

Dan J. Hesser
President

INVESCO Value Trust --
 INVESCO Intermediate Government Bond Fund
 INVESCO Total Return Fund
 INVESCO Value Equity Fund

  PRELIMINARY COPY -- TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                            INVESCO VALUE TRUST

                                                         7800 EAST UNION AVENUE
                                                         DENVER, COLORADO 80237

===============================================================================

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 31, 1997

 Notice is hereby given that a special meeting of shareholders (the "Meet-ing") of INVESCO Intermediate Government Bond Fund, INVESCO Total Return Fund and INVESCO Value Equity Fund (collectively, the "Funds") of INVESCO Value Trust (the "Company") will be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222 on Friday, January 31, 1997, at 10:00 a.m., Mountain Standard Time, for the following purposes.

 1.A. To approve or disapprove a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consum-mated (the "Merger"). INVESCO PLC is the ultimate parent of IFG.

 1.B. To approve or disapprove a new sub-advisory agreement between IFG and INVESCO Capital Management, Inc., with respect to each of the Funds, to take effect only if the Merger is consummated.

 2.   To elect eleven trustees of the Company.

 3. To ratify or reject the selection of Price Waterhouse LLP as indepen-dent accountants for the Company for the fiscal year ending August 31, 1997.

 4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

 NONE OF THESE PROPOSALS is expected to result in any change in the way the Funds are managed, in the advisory or sub-advisory fees or in the services you receive as a shareholder.

 The board of trustees of the Company has fixed the close of business on De-cember 9, 1996, as the record date for the determination of shareholders enti-tled to notice of and to vote at the Meeting or any adjournment(s) thereof.

 A complete list of shareholders of the Funds entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Funds for any purpose germane to the Meeting during ordinary business hours after December 15, 1996, at the offices of the Company, 7800 East Union Avenue, Den-ver, Colorado 80237.

 You are cordially invited to attend the Meeting. Shareholders who do not ex-pect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires NO postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the board of trustees of the Company.

                                   IMPORTANT

  Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.

  The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Company will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to elect the specified number of trustees and to approve Proposals 1.A., 1.B. and 3.

  Your vote, then, could be critical in allowing the Company to hold the Meet-ing as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your coopera-tion is appreciated.

                                             By Order of the Board of Trustees,

                                                      /S/Glen A. Payne
                                                      Glen A. Payne
                                                      Secretary

Denver, Colorado
Dated: December 26, 1996

  PRELIMINARY COPY -- TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                            INVESCO VALUE TRUST

                                                              DECEMBER 26, 1996
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              INVESCO VALUE TRUST
                            7800 EAST UNION AVENUE
                            DENVER, COLORADO 80237

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 31, 1997

                                 INTRODUCTION

  The enclosed proxy is being solicited by the board of trustees (the "Board" or the "Trustees") of INVESCO Value Trust (the "Company") on behalf of INVESCO Intermediate Government Bond Fund (the "Intermediate Government Bond Fund"), INVESCO Total Return Fund (the "Total Return Fund") and INVESCO Value Equity Fund (the "Value Equity Fund"; collectively, the "Funds"), the three series of the Company, for use in connection with the special meeting of shareholders of the Company (the "Meeting") to be held at 10:00 a.m., Mountain Standard Time, on Friday, January 31, 1997, at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, and at any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE COMPANY'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDED AUGUST 31, 1996, IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM GLEN A. PAYNE, SECRE-TARY OF THE COMPANY, AT P.O. BOX 173706, DENVER, COLORADO 80217-3706 (TELE-PHONE NUMBER 1-800-646-8372). The approximate mailing date of proxies and this Proxy Statement is December 26, 1996.

  The primary purpose of the Meeting is to allow shareholders to consider new investment advisory and sub-advisory agreements for the Funds. As explained in more detail below, the existing advisory and sub-advisory agreements for the Funds will terminate automatically, by operation of law, upon the consummation of the proposed merger (the "Merger") of A I M Management Group Inc. ("AIM") and a direct, wholly-owned subsidiary of INVESCO PLC ("INVESCO"). Shareholders are not being asked to approve the Merger; rather, they are being asked to continue the existing investment advisory relationships for the Funds under new contracts which would take effect at the time of the Merger. Consummation of the Merger is conditioned on, among other things, shareholder approval of the new investment advisory and sub-advisory contracts. The transactions con-templated by the Merger and the terms of the new investment advisory and sub-advisory agreements are discussed below.

  OTHER THAN THEIR COMMENCEMENT AND EXPIRATION DATES, THE PROPOSED NEW ADVI-SORY AND SUB-ADVISORY AGREEMENTS ARE IDENTICAL IN FORM AND TERMS TO THE PRES-ENT AGREEMENTS.

  Therefore:

 (1) All shareholders of the Company are being asked to approve a new in-vestment advisory agreement (the "Proposed Advisory Agreement") be-tween the Company and its investment adviser, INVESCO Funds Group, Inc. (the "Adviser" or "IFG"), to replace the existing agreement be-tween the Company and the Adviser (the "Current Advisory Agreement"); and

 (2) Shareholders of each of the Funds are being asked to approve a new in-vestment sub-advisory agreement (the "Proposed Sub-Advisory Agree-ment") between IFG and the Funds' sub-adviser, INVESCO Capital Manage-ment, Inc. (the "Sub-Adviser" or "ICM"), to replace the existing sub-advisory agreement between IFG and ICM (the "Current Sub-Advisory Agreement").

  Elsewhere in this Proxy Statement, the Current Advisory Agreement and the Current Sub-Advisory Agreement are together referred to as the "Current Agree-ments." Similarly, the Proposed Advisory Agreement and the Proposed Sub-Advi-sory Agreement are together referred to as the "Proposed Agreements."

  The following factors should be considered by shareholders in determining whether to approve the Proposed Agreements:

 . The Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement were approved by the Trustees, including the Independent Trustees (as defined below).

 . There will be no change in the investment objectives or policies of the Funds.

 . There will be no increase in the fees payable to the Adviser or to the Sub-Adviser as a result of the approval and implementation of the Pro-posed Agreements.

 . No significant changes are contemplated in the personnel of the Adviser who are responsible for the overall supervision of the Company or of the Sub-Adviser who are responsible for managing the investments of the Funds.

  If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR the nominees for trustee hereinafter listed and FOR Proposals 1.A., 1.B. and 3. A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

  Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meet-ing, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely de-livered the necessary instructions for the broker to vote the shares or if the broker has and exercises discretionary voting power. Where the broker or fidu-ciary does not receive instructions from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which it does not vote.

  Because the proposals being submitted for a vote of the shareholders of each Fund are identical, the Board determined to combine the proxy materials for the Funds in order to reduce the cost of preparing, printing and mailing the proxy materials.

  In order to further reduce costs, the notices to shareholders having more than one account in a Fund listed under the same social security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

  Execution of the enclosed proxy card will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O.

Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy card, or oral revocation at the Meeting) at any time before it is exercised.

  Shareholders of the Funds of record at the close of business on December 9, 1996 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and cor-responding fractional votes for fractional shares, on each matter to be acted
upon at the Meeting. On the Record Date, [   ] shares of beneficial interest
of the Company, $.01 par value per share were outstanding, including [   ]
shares of the Intermediate Government Bond Fund, [   ] shares of the Total Re-
turn Fund and [   ] shares of the Value Equity Fund.

  The following table sets forth, as of the Record Date, the beneficial owner-ship of each Fund's issued and outstanding shares of beneficial interest by each 5% or greater shareholder. [PLEASE CONFIRM: THE TRUSTEES AND EXECUTIVE OFFICERS OF THE COMPANY DID NOT OWN [ANY] [1% OR MORE OF THE OUTSTANDING] FUND SHARES AS OF THE RECORD DATE.]

                                                                   Percent of
   Name and Address            Amount & Nature of                   Shares of
  of Beneficial Owner        Beneficial Ownership(1)           Beneficial Interest
  -------------------        -----------------------           -------------------
  INTERMEDIATE
  GOVERNMENT BOND
  FUND
  TOTAL RETURN FUND
  VALUE EQUITY FUND


 (1) Each beneficial owner named above shares investment power with respect to the shares listed next to its respective row, but its customers re-tain sole voting power.

  In addition to the solicitations of proxies by use of the mail, proxies may be solicited by officers of the Company, and by officers and employees of IFG, personally or by telephone or telegraph, without special compensation. In ad-dition, Shareholder Communications Corporation ("SCC") will be retained to as-sist in the solicitation of proxies.

  As the meeting date approaches, certain shareholders whose votes the Company has not yet received may receive telephone calls from representatives of SCC requesting that they authorize, by telephonic or electronically transmitted instructions, SCC to execute proxy cards on their behalf. Telephone authoriza-tions will be recorded in accordance with the procedures set forth below. The Adviser believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

  SCC has received an opinion of Massachusetts counsel that addresses the va-lidity, under the applicable laws of the Commonwealth of Massachusetts, of au-thorization given orally to execute a proxy. The opinion given by Massachu-setts counsel concludes that a Massachusetts court would find that there is no Massachusetts law or public policy against the acceptance of proxies signed by an orally-authorized agent, provided it adheres to the procedures set forth below.

  In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Company, the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommen-dation set forth in the Proxy Statement. SCC will record the shareholder's in-structions on the card. Within 72 hours, SCC will send the shareholder a let-ter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

  If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A share-holder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who at-tends the Meeting in person may vote by ballot at the Meeting, thereby cancel-ing any proxy previously given.

  All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid by INVESCO and not by the Company, the Funds or their share-holders.

  The Board may seek one or more adjournments of the Meeting to solicit addi-tional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to elect the number of specified trustees and approve Proposals 1.A., 1.B. and 3. An adjournment would require the af-firmative vote of the holders of a majority of the shares present at the Meet-ing (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of ad-journment those shares which they are entitled to vote in favor of such pro-posal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

PROPOSAL 1:   A. APPROVAL OF THE PROPOSED ADVISORY AGREEMENT BETWEEN THE COM-
                 PANY AND INVESCO FUNDS GROUP, INC.

              B. APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN
                 INVESCO FUNDS GROUP, INC. AND INVESCO CAPITAL MANAGEMENT,
                 INC.

BACKGROUND

  IFG serves as investment adviser to the Company pursuant to the Current Ad-visory Agreement. The Current Advisory Agreement provides that the Adviser, upon receipt of written approval of the Company, is authorized to retain com-panies to provide investment advisory services to the Company. Accordingly, IFG has entered into the Current Sub-Advisory Agreement, pursuant to which ICM serves as sub-adviser to, and is primarily responsible for, managing the in-vestments of each of the Funds. Both the Adviser and the Sub-Adviser are indi-rect, wholly-owned subsidiaries of INVESCO. INVESCO is a publicly traded hold-ing company organized under the laws of England in 1935. The ordinary shares of INVESCO, 25 pence nominal value per share (the "Ordinary Shares"), are traded on the London Stock Exchange. INVESCO's subsidiaries provide investment advisory services throughout the world. As of September 30, 1996, the total assets ad-vised by INVESCO and its subsidiaries were approximately $91.1 billion.

  AIM is a holding company that has been engaged in the financial services business since 1976 and, together with its affiliates, advises or manages 38 investment company portfolios comprising the A I M Family of Funds(R). As of October 31, 1996, the total assets of the registered investment company port-folios advised or managed by AIM and its affiliates were approximately $57 billion.

  On November 4, 1996, INVESCO and INVESCO Group Services, Inc. ("IGS") en-tered into an agreement of merger (the "Merger Agreement") with AIM pursuant to which IGS or another wholly-owned U.S. subsidiary of INVESCO ("INVESCO Sub") will acquire all the issued and outstanding shares of AIM capital stock for consideration valued on November 4, 1996 at approximately $1.6 billion, plus the amount of AIM net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to certain adjustments for balance sheet items and transaction expenses. The consideration will include 290 million new Ordi-nary Shares (including Ordinary Shares issuable in respect of vested and unvested AIM options) of INVESCO valued on November 4, 1996 at approximately $1.1 billion. The balance of the consideration will be paid in cash. Upon con-summation of the Merger, the AIM shareholders will own approximately 45% of INVESCO's total outstanding capital stock on a fully-diluted basis. Thereaf-ter, INVESCO will change its name to "AMVESCO PLC" (the names of the Adviser and the Sub- Adviser will not change).

  The Closing Date is presently expected to occur on or about February 28, 1997, subject to the satisfaction of conditions to closing that include, among other things: (a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggre-gate annualized asset management fees of INVESCO and AIM (based on assets un-der management, excluding the effects of market movements), in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees; (c) INVESCO and AIM having received certain consents from regulators, lenders and/or other third parties; (d) AIM not having re-ceived from the holder or holders of more than 2% of the outstanding AIM shares notices that they intend to exercise dissenters' rights; (e) a Voting Agreement, Standstill Agreement, Transfer Restriction Agreements, Transfer Ad-ministration Agreement, Registration Rights Agreement, Indemnification Agree-ment and employment agreements with approximately thirty AIM employees having been executed and delivered; (f) AIM having received an opinion from its U.S. counsel that the Merger will be treated as a tax-free reorganization; and (g) shareholder resolutions to appoint to INVESCO's board of directors (the "INVESCO Board") six AIM designees and a resolution of the INVESCO Board to appoint the seventh AIM designee having been passed and not revoked.

  The Merger Agreement may be terminated at any time prior to the Closing Date by written notice by AIM or INVESCO to the other after June 1, 1997 or under other circumstances set forth in the Merger Agreement. In certain circum-stances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.

  In connection with the Merger, the following agreements, each to be effec-tive upon the closing of the Merger, have been or will be executed:

   Voting Agreement. Certain AIM shareholders and their spouses, the cur-rent directors of INVESCO and proposed directors of INVESCO (expected to hold in the aggregate approximately 25% of the Ordinary Shares of INVESCO outstanding immediately following consummation of the Merger) have agreed to vote as directors and as shareholders to ensure that: (a) the INVESCO Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by INVESCO's current senior management, four executive directors and three non-executive direc-tors designated by AIM's current senior management and a Chairman; (b) the initial Chairman will be Charles W. Brady (INVESCO's current Chairman) and the initial Vice Chairman will be Charles T. Bauer (AIM's current Chair-man); and (c) the parties will vote at any INVESCO shareholder meetings on resolutions (other than those in respect of the election of directors) supported by two-thirds of the INVESCO Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date or the date on which a resolution proposed by an INVESCO-designated board member is approved by the INVESCO Board despite being voted against by each AIM-designated board member present at such INVESCO Board meeting.

   Standstill Agreement and Transfer Restriction Agreements. Certain AIM shareholders and their spouses and certain significant shareholders of INVESCO have agreed, under certain circumstances for a maximum period of five years, not to engage in a number of specified activities that might result in a change of the ownership or control positions of INVESCO exist-ing as of the Closing Date. AIM shareholders and INVESCO's current chair-man will be restricted in their ability to transfer their shares of INVESCO for a period of up to five years.

  If the conditions to the Merger are not met or waived, or if the Merger Agreement is terminated, the Merger will not be consummated and the Current Agreements will remain in effect. If the Proposed Agreements are approved and the Merger is thereafter consummated, the Proposed Agreements will be executed and become effective on the Closing Date. In the event that the Merger is con-summated and the Proposed Advisory Agreement or the Proposed Sub-Advisory Agreement is not approved by each of the Funds, such Proposed Agreement(s) will be approved as to any Fund(s) that voted in favor of such Proposed Agree-ment(s) and the Board will determine what action to take as to any Fund(s) that voted against such Proposed Agreement(s). Any such action taken by the Board will be subject to the approval of the appropriate shareholders.

  Under the Merger Agreement, INVESCO and INVESCO Sub have agreed that they will comply, and use all reasonable efforts to cause compliance on behalf of their affiliates, with the provisions of Section 15(f) of the Investment Com-pany Act of 1940, as amended (the "1940 Act"). Section 15(f) provides, in per-tinent part, that an investment adviser of an investment company and its af-filiates may receive any amount or benefit in connection with a sale of secu-rities of, or a sale of any other interest in, such investment adviser that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the trans-action whereby the investment adviser (or predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such com-pensation arrangements are contemplated in connection with the Merger.

  The second condition is that, for a period of three years after the transac-tion occurs, at least 75% of the members of the board of directors/trustees of the investment company advised by such adviser are not "interested persons" (as defined in the 1940 Act) of the new or the old investment adviser. The Board you are being asked to elect in Proposal No. 2 below does not meet this 75% requirement. Nevertheless, as more fully described below under Proposal No. 2, the composition of the Board, on or prior to the date the Merger is ef-fected, will comply with the 75% requirement.

  INVESCO has advised the Company that the Merger is not expected to have a material effect on the operations of the Company, on the Funds or on their shareholders. No material change in investment philosophy, policies or strate-gies is currently envisioned. The Adviser and the Sub-Adviser will, following the Merger, continue to be indirect wholly-owned subsidiaries of INVESCO. The Merger Agreement does not, by its terms, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of the Adviser or the Sub-Adviser relating to the Company and its Funds, the per-sonnel managing the Funds, or other services provided to or other business ac-tivities of the Company. The Merger also is not expected to result in material changes in the business, corporate structure or composition of the senior man-agement or personnel of the Adviser or the Sub-Adviser. Based on the forego-ing, the Adviser does not anticipate that the Merger will cause a reduction in the quality of services now being provided to the Company, or have any adverse effect on the Adviser's or the Sub-Adviser's ability to fulfill its respective obligations under the Proposed Agreements or to operate its business in a man-ner consistent with its current practices.

  Each of the Current Agreements, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. Any change of control of the Adviser and/or the Sub-Adviser is deemed to be an as-signment. Because INVESCO Ordinary Shares constituting more than 25% of the outstanding voting securities of INVESCO will be issued to the shareholders of AIM, as a result of the Merger there may be deemed to be a change in control of INVESCO. Such a change in control would cause an automatic termination of the Current Advisory Agreement and the Current Sub-Advisory Agreement under the 1940 Act.

  Accordingly, in anticipation of the consummation of the Merger and in order to ensure continuity of investment advisory services to the Company by the Ad-viser, and to the Funds by ICM, a new investment advisory agreement between the Company and IFG is proposed to be approved by shareholders of each of the Funds. In addition, it is proposed that shareholders of each of the Funds ap-prove a new sub-advisory agreement between IFG and ICM.

  The Board, including a majority of those Trustees who are not "interested persons" of the Company as such term is defined under the 1940 Act (the "Inde-pendent Trustees"), has approved the Proposed Advisory Agreement and the Pro-posed Sub-Advisory Agreement.

EVALUATION OF THE BOARD OF TRUSTEES

  At regular or special meetings of the Independent Trustees and of the Board held on October 14, 15, 28 and 30 and on November 6, 1996, at each of which a majority of the Independent Trustees were in attendance, the Trustees evalu-ated the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement. The Independent Trustees had available to them the assistance of outside coun-sel throughout the process of determining whether to approve the Proposed Agreements. Prior to and during the meetings the Independent Trustees re-quested and received all information they deemed necessary to enable them to determine whether each of the Proposed Agreements is in the best interests of the Company, the Funds and their shareholders. At the meetings, the Indepen-dent Trustees reviewed materials furnished by Fund management and met with representatives of INVESCO and with representatives of AIM. They noted that senior members of the management team of the Adviser will continue to be re-sponsible for managing the day-to-day affairs of the Adviser and senior man-agement members of the Sub-Adviser will continue to be responsible for manag-ing the affairs of that company. In evaluating the effects of the Merger, the Independent Trustees viewed as significant the fact that the Adviser and the Sub-Adviser are expected to continue to provide to the Company, the Funds and their shareholders, after the Merger, investment advisory services of the same nature and quality as before the Merger. Also, the Independent Trustees con-sidered the possible effects of the Merger on the Company and its Funds.

  The Board considered the nature, quality and extent of services provided and expected to be provided by the Adviser to the Company and by ICM to the Funds, as well as the benefits derived by the Adviser and ICM. In addition, the Board discussed and reviewed the terms and provisions of the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement. The Board specifically noted that, other than the dates of execution, effectiveness and termination, the terms of each of the Proposed Agreements are the same, in all material re-spects, as the terms of the corresponding Current Agreements. Specifically, the Board noted that the fees and expenses payable under each of the Proposed Agreements are identical to the fees and expenses presently in effect under the corresponding Current Agreements.

  The Board also took note of the terms of the Merger Agreement and the effect of the addition of the substantial resources of AIM and its affiliated compa-nies to the INVESCO group, including the reputation, experience, personnel, resources, financial condition and performance of A I M Advisors, Inc. The Board considered the statements made by representatives of INVESCO and AIM that the capabilities of the Adviser and the Sub-Adviser would not be ad-versely affected by the Merger and could be enhanced by the resources of AIM, although there was no assurance of the Adviser or Sub-Adviser obtaining any particular benefits.

  Based upon the Trustees' review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, the Trustees determined that each of the Proposed Agreements is fair, reasonable and in the best interests of the Company, the Funds and their shareholders. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES PRESENT AT THE APPLICABLE MEETING, APPROVED EACH OF THE PROPOSED AGREEMENTS AND VOTED TO RECOMMEND THAT ALL SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ADVISORY AGREE-MENT AND THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT.

THE PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENT

  If shareholders of each of the Funds approve the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement, the Proposed Agreements will become effective immediately after the closing of the Merger. This summary of the Proposed Agreements is qualified in its entirety by reference to the form of such agreements attached to this Proxy Statement as Exhibits A.1. and A.2.

  Each of the Proposed Agreements will remain in effect, unless earlier termi-nated, for an initial term expiring two years from the Closing Date. As previ-ously discussed, the sole purpose of entering into the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement is to enable IFG to continue to serve as the investment adviser to the Company and to enable ICM to con-tinue to serve as sub-adviser to the Funds, after termination of each of the Current Agreements by virtue of the "assignment" of such agreements that could result from the Merger. THE MATERIAL TERMS AND PROVISIONS OF EACH OF THE PRO-POSED AGREEMENTS, OTHER THAN THEIR RESPECTIVE EFFECTIVE AND TERMINATION DATES, ARE THE SAME, IN ALL SUBSTANTIVE RESPECTS, AS THOSE OF THE CORRESPONDING CUR-RENT AGREEMENTS, EACH OF WHICH IS SUMMARIZED BELOW.

THE CURRENT ADVISORY AGREEMENT

  The Current Advisory Agreement, dated October 30, 1990, was unanimously ap-proved on October 16, 1990, by a vote cast in person by a majority of the Trustees, including a majority of the Independent Trustees. On December 28, 1990, the holders of a majority of the then-outstanding voting securities of each Fund approved the Current Advisory Agreement for an initial term expiring on October 30, 1992. The continuation of the Current Advisory Agreement until April 30, 1997, was approved by the Trustees, including a majority of the In-dependent Trustees, at a meeting of the Trustees held on April 30, 1996, called for the purpose of approving the Current Advisory Agreement.

  The Current Advisory Agreement may be continued from year to year as to each Fund as long as each such continuance is approved at least annually by the Board, or by a vote of the holders of a majority of the then-outstanding vot-ing securities (as defined below under "Vote Required") of the Funds. Any such continuance also must be approved by a majority of the Independent Trustees of the Company at a meeting called for the purpose of voting on such continuance. Upon sixty (60) days' written notice, the Current Advisory Agreement may be terminated at any time without penalty by a majority of the then-outstanding voting securities of the Company, or with respect to a particular Fund, by a majority of the then-outstanding voting securities of that Fund, or by IFG. As discussed earlier, the Current Advisory Agreement terminates automatically in the event of its "assignment" under the 1940 Act.

  The Current Advisory Agreement provides that the Adviser shall (either di-rectly or by delegation to a sub-adviser) maintain a continuous investment program for the Company and each of the Funds that is consistent with the Company's and the Funds' respective investment objectives and policies as set forth in the Company's registration statement (the "Registration Statement") and prospectuses and statements of additional information of each of the Funds (the "Prospectus" and the "SAI") as in effect from time to time under the 1940 Act and the Securities Act of 1933, as amended. In the performance of such du-ties, the Adviser shall, among other things: (i) manage the investment and re-investment of the assets of the Company and the Funds; (ii) determine what se-curities are to be purchased or sold for the Company and the Funds and place, or arrange for the placement of, all orders for such transactions; (iii) fur-nish the Company and the Funds with investment analysis and research, reviews of current economic conditions and trends and considerations respecting long-range investment policies; (iv) make recommendations as to the manner in which rights pertaining to the Funds' portfolio securities should be exercised; (v) calculate the net asset value of each Fund as required by the 1940 Act; (vi) furnish requisite office space, equipment and facilities as may reasonably be requested by the Company from time to time; and (vii) maintain the Company's accounts and records and prepare all requisite corporate documents such as tax returns and reports to the Securities and Exchange Commission and Company shareholders. Except to the extent assumed by IFG under the Current Advisory Agreement or required by law, expenses incurred in connection with the opera-tions and organization of the Funds are borne by the Funds.

  As full compensation for its advisory services to the Company, IFG receives a monthly fee. The fee is based upon a percentage of each Fund's average net assets, determined daily. With respect to the Intermediate Government Bond Fund, the fee is calculated at the annual rate of: 0.60% of the first $500 million of the Fund's average net assets; 0.50% of the next $500 million of the Fund's average net assets; and 0.40% of the Fund's average net assets over $1 billion. With respect to each of the Total Return Fund and the Value Equity Fund, the fee is calculated at the annual rate of: 0.75% of the first $500 million of the Fund's average net assets; 0.65% of the next $500 million of the Fund's average net assets; and 0.50% of the Fund's average net assets over $1 billion.

  For the fiscal year ended August 31, 1996, the Intermediate Government Bond Fund, the Total Return Fund and the Value Equity Fund each paid to IFG total advisory fees of $235,160, $6,025,905 and $1,382,049, respectively. The net assets, at August 31, 1996, of each Fund totaled $39,961,428, $1,032,151,158 and $200,045,658, respectively.

  The Current Advisory Agreement provides that IFG shall not be liable for any error of judgment, mistake of law, any loss arising out of any investment, or for any other act or omission in the performance of its obligations under the Current Advisory Agreement not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under such Agreement.

THE CURRENT SUB-ADVISORY AGREEMENT

   The Current Sub-Advisory Agreement, dated October 30, 1990, was unanimously approved on October 16, 1990 by a majority of the Trustees, including a major-ity of the Independent Trustees. On December 28, 1990, a majority of the out-standing voting securities of each Fund approved the Current Sub-Advisory Agreement for an initial term expiring on October 30, 1992. The continuation of the Current Sub-Advisory Agreement until April 30, 1997, was approved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Trustees held on April 30, 1996, called for the purpose of approving the Current Sub-Advisory Agreement.

   The Current Sub-Advisory Agreement may be terminated at any time without penalty by IFG, the Board, a vote of a majority of the then-outstanding voting securities of the respective Fund or by ICM. Termination by IFG or ICM re-quires sixty (60) days' written notice to the other party and to the Company.

   The Current Sub-Advisory Agreement provides that ICM, as sub-adviser to the Funds, subject to the supervision of IFG and the Board, shall maintain a con-tinuous investment program for the Funds that is consistent with each Fund's respective investment objectives and policies as set forth in the Company's Registration Statement and in the Fund's Prospectus and SAI. In the perfor-mance of such duties, the Sub-Adviser is obligated to provide each Fund with the same services as those set forth above in clauses (i) through (iv) with respect to the services provided to the Company and the Funds by the Adviser.

   The Current Sub-Advisory Agreement provides that as compensation for its services, ICM shall receive from IFG, at the end of each month, a fee based upon each Fund's average net assets, determined daily. With respect to the In-termediate Government Bond Fund, the fee is calculated at the annual rate of:
0.16% of the first $500 million of the Fund's average net assets; 0.13% of the next $500 million of the Fund's average net assets; and 0.11% of the Fund's average net assets over $1 billion. With respect to each of the Total Return Fund and the Value Equity Fund, the fee is calculated at the annual rate of:
0.20% of the first $500 million of the Fund's average net assets; 0.17% of the next $500 million of the Fund's average net assets; and 0.13% of the Fund's average net assets over $1 billion. The sub-advisory fees are paid by IFG, and not by the Funds or their shareholders.

   Under the Current Sub-Advisory Agreement, the Sub-Adviser shall not be lia-ble for any error of judgment, mistake of law or for any loss arising out of sub-advisory services rendered pursuant to such Agreement, except losses aris-ing from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under such Agreement.

INFORMATION CONCERNING ADVISER AND AFFILIATED COMPANIES

   IFG, a Delaware corporation, serves as the Company's investment adviser. IFG is a wholly-owned subsidiary of INVESCO North American Holdings, Inc.
("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an in-direct wholly-owned subsidiary of INVESCO./1/ The corporate headquarters of INVESCO are located at 11 Devonshire Square, London EC2M 4YR, England. IFG's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. IFG currently serves as investment adviser of 14 open-end investment companies having aggregate net assets of $13.4 billion. Exhibit B to this Proxy State-ment includes a list of investment companies, including the Company, for which the Adviser or the Sub-Adviser provides advisory services and which have simi-lar investment objectives to those of the Funds, and sets forth the net assets of and advisory fees payable by such companies.

----------------
/1/The intermediary companies between INAH and INVESCO are as follows: INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly-owned by its immediate parent.

  The principal executive officer and directors of IFG and their principal oc-cupations are:

   Dan J. Hesser, Chairman of the Board, President, Chief Executive Offi-cer; Brian N. Minturn, Executive Vice President and Director; Frank M. Bishop, Director, also, President and Chief Operating Officer of INVESCO, Inc.; Samuel T. DeKinder, Director, also, Institutional Marketing Manager of INVESCO North America; Hubert L. Harris, Jr., Director, also, President of INVESCO Services, Inc., Director of INVESCO, Chief Executive Officer of INVESCO Individual Services Group; Robert J. O'Connor, Director, also, Chief Executive Officer and President of INVESCO Retirement Plan Services, a division of IFG; and R. Dalton Sim, Director, also, President and Direc-tor of ITC.

  The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237, with the exception of the address of Messrs. Bishop, DeKinder and Harris, which is 1315 Peachtree Street, N.E., At-lanta, Georgia 30309 and Mr. O'Connor, whose address is 1355 Peachtree Street, N.E., Atlanta, Georgia 30309.

  IFG also acts as the Company's Distributor. Pursuant to an Administrative Services Agreement between the Company and IFG, IFG also provides administra-tive services to the Company, including sub-accounting and recordkeeping serv-ices and functions. During the fiscal year ended August 31, 1996, the Company paid IFG total compensation of $191,143 in payment of such services ($15,879, $137,623 and $37,641 of such compensation was paid IFG by the Intermediate Government Bond Fund, the Total Return Fund and the Value Equity Fund, respec-tively).

  During the fiscal year ended August 31, 1996, the Company paid IFG, which also serves as the Company's registrar, transfer agent and dividend disbursing agent, total compensation of $1,391,761 for such services ($156,123, $953,383 and $282,255 of such compensation was paid IFG by the Intermediate Government Bond Fund, the Total Return Fund and the Value Equity Fund, respectively).

  Once the Merger is consummated and the Proposed Agreements are approved, IFG fully intends to continue to provide the same level, quality and nature of the foregoing services to the Company and its Funds as are currently being provid-ed.

INFORMATION CONCERNING SUB-ADVISER

  INVESCO Capital Management, Inc. ("ICM"), 1315 Peachtree Street, N.E., At-lanta, Georgia 30309, is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"). INAH's offices are located at 1315 Peachtree Street, N.E., Suite 500, Atlanta, Georgia 30309. IFG, as investment adviser, has con-tracted with ICM for investment advisory and research services on behalf of the Intermediate Government Bond Fund, the Total Return Fund and the Value Eq-uity Fund. ICM has the primary responsibility for providing portfolio invest-ment management services to these Funds. ICM also acts as adviser to the INVESCO Treasurer's Series Trust and as sub-adviser to the INVESCO Advisor Funds, Inc. and the INVESCO Variable Investment Funds, Inc. and offers invest-ment services to U.S. institutions and wealthy individuals.

  The principal executive officer and directors of ICM and their principal oc-cupations are:

   Wendell M. Starke, Chairman of the Board and Chief Investment Officer, also, Chairman of the Board of INVESCO, Inc.; Edward C. Mitchell, Jr., President; Frank M. Bishop, Vice President and Director, also, President and Chief Executive Officer of INVESCO, Inc.; Thomas W. Norwood, Vice President and Director; Donald B. Sallee, Vice President and Director; George W. Herring, Vice President and Director; Thomas L. Shields, Vice President and Director; and Stephen A. Dana, Vice President and Director.

  The address of each of the foregoing officers and directors is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

VOTE REQUIRED

  As provided under the 1940 Act, approval of the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement will require the affirmative vote of a majority of the outstanding shares of each Fund voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Fund.

  THE TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT ALL OF THE COMPANY'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT BETWEEN THE COMPANY AND IFG AND THAT SHAREHOLDERS OF EACH OF THE FUNDS APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN IFG AND ICM.

                PROPOSAL 2: ELECTION OF TRUSTEES OF THE COMPANY

  The Company currently has eleven Trustees. Vacancies on the Board are gener-ally filled by appointment by the remaining Trustees. However, the 1940 Act provides that vacancies may not be filled by Trustees unless thereafter at least two-thirds of the Trustees shall have been elected by shareholders. To enable the requirement to be met in the future without the necessity of call-ing additional shareholder meetings, shareholders are being asked at this Meeting to elect the current eleven Trustees to hold office until the next meeting of shareholders or until their successors are elected and qualified. Under the provisions of the Company's by-laws, as permitted by Massachusetts law, the Company does not anticipate holding annual shareholder meetings. Thus, the Trustees will be elected for indefinite terms.

  Seven of the current Trustees are "Independent Trustees," i.e., Trustees who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of nominees for positions as Independent Trustees, by the Independent Trustees now serving. It is possible that the Board will consider the election of one additional Independent Trustee at its February 1997 meeting.

  The persons named as attorneys-in-fact in the enclosed proxy have advised the Company that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all val-idly executed proxies for the election of the nominees named below. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Trustees or in the case of an Independent Trustee nominee, by the Independent Trustees.

  Set forth below is information concerning the nominees for Trustees to be elected at this Meeting:

                                                                                           NUMBER OF
                                                                                        COMPANY SHARES
                               POSITION, IF ANY, WITH THE COMPANY,      TRUSTEE OR       BENEFICIALLY
                                     PRINCIPAL OCCUPATION AND        EXECUTIVE OFFICER OWNED DIRECTLY OR
                                       BUSINESS EXPERIENCE                OF THE         INDIRECTLY ON
        NAME AND AGE                 (DURING PAST FIVE YEARS)          COMPANY SINCE    DEC. 9, 1996(1)
        ------------           -----------------------------------   ----------------- -----------------
Charles W. Brady*(3),(5),(6)  Chairman of the Board of the Company.        1993
Age 61                        Chief Executive Officer and Director
                              of INVESCO and of various subsidiaries
                              thereof; Chairman of the Board of
                              INVESCO Advisor Funds, Inc. ("Advisor
                              Funds"), INVESCO Treasurer's Series
                              Trust ("Treasurer's Series Trust") and
                              The Global Health Sciences Fund
                              ("GHSF").
Dan J. Hesser*(3),(5)         President, Chief Executive Officer and       1993
Age 56                        Trustee of the Company. Chairman of
                              the Board, President and Chief Execu-
                              tive Officer of IFG; Director of ITC;
                              Trustee of GHSF; Chairman and Director
                              of Britannia North American Holdings,
                              Inc.
Fred A. Deering(2),(3),(5)    Vice Chairman of the Board of the Com-       1993
Age 68                        pany. Vice Chairman of Advisor Funds
                              and Treasurer's Series Trust; Trustee
                              of GHSF; formerly, Chairman of the Ex-
                              ecutive Committee and Chairman of the
                              Board of Security Life of Denver In-
                              surance Company, Denver, Colorado; Di-
                              rector of ING America Life Insurance
                              Company, Urbaine Life Insurance Com-
                              pany and Midwestern United Life Insur-
                              ance Company.
Dr. Victor L. Andrews(4),(6)  Trustee of the Company. Professor            1993
Age 66                        Emeritus, Chairman Emeritus and Chair-
                              man of the CFO Roundtable of the De-
                              partment of Finance of Georgia State
                              University, Atlanta, Georgia; Presi-
                              dent, Andrews Financial Associates,
                              Inc. (consulting firm); formerly, mem-
                              ber of the faculties of the Harvard
                              Business School and the Sloan School
                              of Management of MIT. Dr. Andrews is
                              also a Director of The Southeastern
                              Thrift and Bank Fund, Inc., Sheffield
                              Total Return Fund and Sheffield Inter-
                              mediate-Term Bond Fund.
Bob R. Baker(3),(4),(5)       Trustee of the Company. President and        1993
Age 60                        Chief Executive Officer of AMC Cancer
                              Research Center, Denver, Colorado,
                              since January 1989.
Lawrence H. Budner(2),(6)     Trustee of the Company. Trust Consul-        1993
Age 66                        tant; prior to June 30, 1987, Senior
                              Vice President and Senior Trust Offi-
                              cer of InterFirst Bank, Dallas, Texas.

                                                                                           NUMBER OF
                                                                                        COMPANY SHARES
                               POSITION, IF ANY, WITH THE COMPANY,      TRUSTEE OR       BENEFICIALLY
                                     PRINCIPAL OCCUPATION AND        EXECUTIVE OFFICER OWNED DIRECTLY OR
                                       BUSINESS EXPERIENCE                OF THE         INDIRECTLY ON
        NAME AND AGE                 (DURING PAST FIVE YEARS)          COMPANY SINCE    DEC. 9, 1996(1)
        ------------           -----------------------------------   ----------------- -----------------
Daniel D. Chabris(2),(3),(5)  Trustee of the Company. Financial Con-       1993
Age 73                        sultant; Assistant Treasurer of Colt
                              Industries Inc., New York, New York,
                              from 1966 to 1988.
A. D. Frazier, Jr.*(4)        Trustee of the Company. Executive Vice       1995
Age 52                        President of INVESCO; from 1991 to
                              1996, Senior Executive Vice President
                              and Chief Operating Officer of the At-
                              lanta Committee for the Olympic Games;
                              Trustee of GHSF; Director of Charter
                              Medical Corp.
Hubert L. Harris, Jr.*        Trustee of the Company. Chairman of          1996
Age 53                        the Board and Chief Executive Officer
                              of INVESCO Services, Inc.; Chief Exec-
                              utive Officer of INVESCO Individual
                              Services Group; Director of INVESCO;
                              President, Chief Executive Officer and
                              Chief Financial Officer of Advisor
                              Funds; President and Trustee of GHSF;
                              Trustee of Treasurer's Series Trust;
                              and President of the Georgia Institute
                              of Technology Alumni Association and
                              member of the Alumni Board of Trustees
                              thereof.
Kenneth T.                    Trustee of the Company. Formerly,            1993
King(3),(4),(5),(6)           Chairman of the Board of The Capitol
Age 71                        Life Insurance Company, Providence
                              Washington Insurance Company, and Di-
                              rector of numerous subsidiaries
                              thereof in the U.S.; formerly, Chair-
                              man of the Board of The Providence
                              Capitol Companies in the United King-
                              dom and in Guernsey; Chairman of the
                              Board of the Symbion Corporation (a
                              high technology company) until 1987.
John W. McIntyre(2)           Trustee of the Company. Retired; for-        1995
Age 66                        merly, Vice Chairman of the Board of
                              Directors of The Citizens and Southern
                              Corporation and Chairman of the Board
                              and Chief Executive Officer of The
                              Citizens and Southern Georgia Corp.
                              and Citizens and Southern National
                              Bank; Director of Golden Poultry Co.,
                              Inc.; Trustee of GHSF and of Gables
                              Residential Trust.

 (1) As interpreted by the Securities and Exchange Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.

 (2) Member of Audit Committee.

 (3) Member of Executive Committee.

 (4) Member of Management Liaison Committee.

 (5) Member of Valuation Committee.

 (6) Member of Compensation Committee.

  * Because of his affiliation with INVESCO, with the Company's investment adviser or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of the Company as that term is de-fined in the 1940 Act.

   As discussed above under Proposal No. 1, the terms of the Merger Agreement require that immediately after the Merger is effected, 75% of the members of the Board not be "interested persons" of the Company, as that term is defined in the 1940 Act. As noted above, seven of the current Trustees (63%) are Inde-pendent Trustees. Thus, the composition of the Board you are being asked to elect would not meet the 75% requirement. Therefore, prior to the closing of the Merger, it is the current intention that a sufficient number of "interest-ed" Trustees would resign from the Board so that the Board would be in compli-ance with the 75% requirement at the time the Merger is effected.

   The committees of the Board are the compensation committee, executive com-mittee, audit committee, management liaison committee and valuation committee. The Company does not have a nominating committee. During the intervals between the meetings of the Board, and except for certain powers which, under applica-ble law and/or the Company's by-laws, may only be exercised by the full Board, the executive committee may exercise all powers and authority of the Board in the management of Company business. All decisions are subsequently submitted for ratification by the full Board. The audit committee, consisting of four Independent Trustees, meets periodically with the Company's independent ac-countants and the executive officers of the Company. This committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants and other matters. All of the recommendations of the audit committee are reported to the full Board. During the past fiscal year, the Board met four times, the audit committee met five times, the man-agement liaison committee met four times and the compensation committee met once. During the Company's last fiscal year, each trustee nominee attended 75% or more of the aggregate of the Board meetings and meetings of the committees of the Board on which he served.

   The Company pays its Independent Trustees the trustees' fees and board vice chairman and committee chairmen fees described below and reimburses Indepen-dent Trustees for travel expenses incurred in attending meetings. Messrs. Brady, Harris, Hesser and, as of November 1, 1996, Frazier, as "interested persons" of the Company and of other funds in the INVESCO Fund Complex,/2/ re-ceive compensation and are reimbursed for travel expenses incurred in attend-ing meetings as officers or employees of IFG or of its affiliated companies, but do not receive any directors' or trustees' fees or other compensation from the Company or from other companies in the INVESCO Fund Complex for their services as Trustees.

   The following table sets forth, for the fiscal year ended August 31, 1996: the compensation paid by the Company to its seven current Independent Trustees (and to Mr. Frazier, for the period before he became an employee of INVESCO on November 1, 1996) for services rendered in their capacities as Trustees of the
----------------
/2/The following investment companies comprise the INVESCO Fund Complex:
   INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerg-ing Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, INVESCO Variable Investment Funds, Inc. (collectively, the "IFG-Distributed Funds"); INVESCO Advisor Funds, Inc.; The Global Health Sciences Fund; and INVESCO Treasur-er's Series Trust.

Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these Trustees upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensa-tion paid by all of the mutual funds in the INVESCO Fund Complex to these Trustees for services rendered in their capacities as directors or trustees during the year ended December 31, 1995. As of December 31, 1995, there were 48 funds in the INVESCO Fund Complex.

                                              PENSION /                       TOTAL COMPENSATION
                           AGGREGATE     RETIREMENT BENEFITS ESTIMATED ANNUAL    FROM INVESCO
                       COMPENSATION FROM ACCRUED AS PART OF   BENEFITS UPON   FUND COMPLEX PAID
  NAME AND POSITION     THE COMPANY(1)   COMPANY EXPENSES(2)  RETIREMENT(3)     TO TRUSTEES(1)
  -----------------    ----------------- ------------------- ---------------- ------------------
Fred A. Deering, Vice        5,670              1,469             1,222             87,350
Chairman of the Board
Victor L. Andrews,           5,221              1,294             1,348             68,000
Trustee
Bob R. Baker, Trustee        5,314              1,334             1,806             73,000
Lawrence H. Budner,          5,083              1,388             1,348             68,350
Trustee
Daniel D. Chabris,           5,338              1,584               958             73,350
Trustee
A. D. Frazier, Jr.,          4,981                  0                 0             63,500
Trustee(4)
Kenneth T. King,             5,267              1,525             1,109             70,000
Trustee
John W. McIntyre,            5,005                  0                 0             67,850
Trustee(4)
                            ------             ------             -----            -------
 TOTAL                      41,879              8,594             7,791            571,400
                            ======             ======             =====            =======
% OF NET ASSETS             0.0033%(5)         0.0007%(5)                           0.0043%(6)

 (1) The vice chairman of the Board, the chairmen of the audit, management liaison and compensation committees, and the members of the audit, man-agement liaison, executive and valuation committees receive compensation for serving in such capacities in addition to the compensation paid to all Independent Trustees.

 (2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the Trustees.

 (3) These amounts represent the Company's share of the estimated annual ben-efits payable by the INVESCO Fund Complex (excluding GHSF, which does not participate in any retirement plan) upon the Trustees' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Fund Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the Trustees will be adjusted periodically for infla-tion, for increases in the number of funds in the INVESCO Fund Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective Trustees. This results in lower esti-mated benefits for Trustees who are closer to retirement and higher esti-mated benefits for Trustees who are further from retirement. With the ex-ception of Messrs. Frazier and McIntyre, each of these Trustees has served as a director/trustee of one or more of the funds in the INVESCO Fund Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

 (4) Messrs. Frazier and McIntyre began serving as Trustees of the Company on April 19, 1995.

 (5) Total as a percentage of the Company's net assets as of August 31, 1996.

 (6) Total as a percentage of the net assets of the INVESCO Fund Complex as of December 31, 1995.

  The officers of the Company, all of whom are officers and employees of, and paid by, IFG, are responsible for the day-to-day administration of the Company and of each of the Funds. The investment adviser for each Fund has the primary responsibility for making investment decisions on behalf of that Fund. These investment decisions are reviewed by the IFG investment committee.

  All of the officers and Trustees of the Company hold comparable positions with each of the IFG-Distributed Funds. In addition, all of the Trustees of the Company are also directors of INVESCO Advisor Funds, Inc. (formerly known as The EBI Funds, Inc.); and, with the exception of Mr. Hesser, trustees of INVESCO Treasurer's Series Trust.

VOTE REQUIRED

  The Trustees must be elected by a majority of the votes present at the Meet-ing in person or by proxy and entitled to vote, provided a quorum is present.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE TO ELECT ALL OF THE NOMINEES LISTED ABOVE.

  PROPOSAL 3: RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Trustees of the Company, including a majority of its Independent Trust-ees, have selected Price Waterhouse LLP to continue to serve as independent accountants of the Company for the fiscal year ending August 31, 1997, subject to ratification by the Company's shareholders. This firm has no direct finan-cial interest or material indirect financial interest in the Company. Repre-sentatives of this firm are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

  The following summarizes Price Waterhouse LLP's audit services for the fis-cal year ended August 31, 1996: audit of annual financial statements; prepara-tion of the Company's federal and state income tax returns; preparation of the Company's federal excise tax return; consultation with the Company's audit committee; and routine consultation on financial accounting and reporting mat-ters.

  The Board authorized all services performed by Price Waterhouse LLP on be-half of the Company. In addition, the Board annually reviews the scope of services to be provided by Price Waterhouse LLP and considers the effect, if any, that performance of any non-audit services might have on audit indepen-dence.

  An audit committee, consisting of four Independent Trustees, meets periodi-cally with the Company's independent accountants to review accounting and re-porting requirements.

VOTE REQUIRED

  The ratification of the selection of the independent accountants must be ap-proved by a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 3.

                                OTHER BUSINESS

  The management of the Company has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

  The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written propos-als to the Secretary of the Company, 7800 East Union Avenue, Denver, Colorado 80237. The Company has not received any shareholder proposals to be presented at this Meeting.

                                             By Order of the Board of Trustees,

                                                      /s/ Glen A. Payne
                                                      Glen A. Payne
                                                      Secretary

December 26, 1996

                                                                   EXHIBIT A.1.

                         INVESTMENT ADVISORY AGREEMENT

  THIS AGREEMENT is made this 28th day of February, 1997, in Atlanta, Georgia, by and between INVESCO Funds Group, Inc. ("INVESCO"), a Delaware corporation, and INVESCO Value Trust, an unincorporated business trust under the laws of the Commonwealth of Massachusetts (the "Trust").

                                  WITNESSETH:

  WHEREAS, the Trust is an unincorporated business trust under the laws of the Commonwealth of Massachusetts; and

  WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a diversified, open-end manage-ment investment company and has one class of shares (the "Shares"), which is divided into two or more series, each representing an interest in a separate portfolio of investments (such series initially being the INVESCO Value Equity Fund, INVESCO Total Return Fund, and INVESCO Intermediate Government Bond Fund (collectively, the "Funds")); and

  WHEREAS, the Trust desires that INVESCO manage its investment operations and INVESCO desires to manage said operations;

  NOW, THEREFORE, in consideration of these premises and of the mutual cove-nants and agreements hereinafter contained, the parties hereto agree as fol-lows:

  1. Investment Management Services. INVESCO hereby agrees to manage the in-vestment operations of the Funds in the Trust, subject to the supervision of the Trust's trustees (the "Trustees"). Unless performance of these services is the subject of a separate Administrative Service Agreement between the Trust and INVESCO or an affiliate thereof, INVESCO agrees to perform, or arrange for the performance of, the following specific services for the Trust and each
Fund:

   (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, by the Trust and by each Fund of the Trust;

   (b) to maintain a continuous investment program for the Trust and each Fund of the Trust, consistent with (i) the Fund's and Trust's investment policies as set forth in the Trust's Declaration of Trust, By-laws, Regis-tration Statement, as from time to time amended, under the Investment Com-pany Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Trust or of any Series of the Trust, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Trust's status as a regulated in-vestment company under the Internal Revenue Code of 1986, as amended;

   (c) to determine what securities are to be purchased or sold for the Trust and for each Fund, unless otherwise directed by the Trustees of the Trust, and to execute transactions accordingly;

   (d) to provide to the Trust and to each Fund the benefit of all of the investment analyses and research, the reviews of current economic condi-tions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of INVESCO;

   (e) to determine what portion of each of the Trust's Funds should be in-vested in common stocks, preferred stocks, Government obligations, commer-cial paper, certificates of deposit, bankers' acceptances, variable amount notes, corporate debt obligations, and any other authorized securities;

                                    A.1.-1

   (f) to make recommendations as to the manner in which voting rights, rights to consent to Trust action and any other rights pertaining to each Fund's portfolio securities shall be exercised; and

   (g) to calculate the net asset value of each of the Funds of the Trust, as applicable, as required by the 1940 Act, subject to such procedures as may be established from time to time by the Trust's Trustees, based upon the information provided to INVESCO or by the custodian, co-custodian or sub-custodian of the Trust's assets (the "Custodian") or such other source as designated by the Trustees from time to time.

  With respect to execution of transactions for the Trust and for each Fund, INVESCO shall place, or arrange for the placement of, all orders for the pur-chase or sale of portfolio securities with brokers or dealers selected by INVESCO. In connection with the selection of such brokers or dealers and the placing of such orders, INVESCO is directed at all times to obtain for the Trust and for each Fund the most favorable execution and price; after fulfill-ing this primary requirement of obtaining the most favorable execution and price, INVESCO is hereby expressly authorized to consider as secondary factor in selecting brokers or dealers with which such orders may be placed whether such firms furnish statistical, research and other information or services to INVESCO. Receipt by INVESCO of any such statistical or other information and services should not be deemed to give rise to any requirement for adjustment of the advisory fee payable pursuant to paragraph 3 hereof. INVESCO may follow a policy of considering sales of shares of the Funds of the Trust as a factor in the selection of broker/dealers to execute portfolio transactions, subject to the requirements of best execution discussed above.

  INVESCO shall for all purposes herein provided be deemed to be an indepen-dent contractor.

  2. Allocation of Costs and Expenses. INVESCO shall reimburse the Trust monthly for any salaries paid by the Trust to officers, Trustees and full-time employees of the Trust who also are officers, general partners or employees of INVESCO or its affiliates. Unless such services are the subject of a separate Administrative Service Agreement between the Trust and INVESCO or an affiliate thereof, at the Trust's request, INVESCO will furnish to the Trust, at the ex-pense of INVESCO, such competent executive, statistical, administrative, in-ternal accounting and clerical services as may be required in the judgment of the Trustees of the Trust. These services will include, among other things, the maintenance (but not preparation) of the Trust's and Fund's, as applica-ble, accounts and records, and the preparation (apart from legal and account-ing costs) of all requisite corporate documents such as tax returns and re-ports to the Securities and Exchange Commission and Trust shareholders. INVESCO also will furnish, at INVESCO's expense, such office space, equipment and facilities as may be reasonably requested by the Trust from time to time.

  Except to the extent expressly assumed by INVESCO herein and except to the extent required by law to be paid by INVESCO, the Trust shall pay all cost and expenses in connection with its operations and organization. Without limiting the generality of the foregoing, such costs and expenses payable by the Trust include the following:

   (a) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or any Fund in connection with securities transac-tions to which the Trust or any Fund is a party or in connection with se-curities owned by the Trust or any Fund;

   (b) the fees, charges and expenses of any independent public accoun-tants, custodian, depository, dividend disbursing agent, dividend rein-vestment agent, transfer agent, registrar, independent pricing services and legal counsel for the Trust or for any Fund;

   (c) the interest on indebtedness, if any, incurred by the Trust or any Fund;

   (d) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust or any Fund to fed-eral, state, county, city, or other governmental agents;

                                    A.1.-2

   (e) the fees and expenses involved in maintaining the registration and qualification of the Trust and its shares under laws administered by the Securities and Exchange Commission or under other applicable regulatory requirements, including the preparation and printing of prospectuses and statements of additional information;

   (f) the compensation and expenses of its Trustees;

   (g) the costs of printing and distributing reports, notices of share-holders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Trust's shareholders, as well as all expenses of shareholders' meetings and Trustees' meetings;

   (h) all costs, fees or other expenses arising in connection with the or-ganization and filing of the Trust's Declaration of Trust, including its initial registration and qualification under the 1940 Act and under the Securities Act of 1933, as amended, the initial determination of its tax status and any rulings obtained for this purpose, the initial registration and qualification of its securities under the laws of any state and the approval of the Trust's operations by any other federal or state authori-ty;

   (i) the expenses of repurchasing and redeeming shares of the Trust;

   (j) insurance premiums;

   (k) the costs of designing, printing, and issuing certificates repre-senting shares of beneficial interest of the Trust;

   (l) extraordinary expenses, including fees and disbursements of counsel, in connection with litigation by or against the Trust or any Fund;

   (m) premiums for the fidelity bond maintained by the Trust pursuant to
 Section 17(g) of the 1940 Act and rules promulgated thereunder; and

   (n) association and institute dues.

  3. Compensation of INVESCO. For the services to be rendered and the charges and expenses to be assumed by INVESCO hereunder, the Trust shall pay to INVESCO an advisory fee which will be computed on a daily basis and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of each Fund of the Trust, as determined by valua-tions made in accordance with the Trust's procedures for calculating each Fund's net asset value. On an annual basis, the advisory fee applicable to each of the Funds shall be as follows:

   (a) INVESCO Value Equity Fund: 0.75% of the average net asset value of net assets up to $500 million; 0.65% of the average net asset value for net assets in excess of $500 million but not more than $1 billion; and 0.50% of the average net asset value for net assets in excess of $1 bil-lion;

   (b) INVESCO Total Return Fund: 0.75% of the average net asset value of net assets up to $500 million; 0.65% of the average net asset value for net assets in excess of $500 million but not more than $1 billion; and 0.50% of the average net asset value for net assets in excess of $1 bil-lion; and

   (c) INVESCO Intermediate Government Bond Fund: 0.60% of the average net asset value of net assets up to $500 million; 0.50% of the average net as-set value of net assets in excess of $500 million but not more than $1 billion; and 0.40% of the average net asset value of net assets in excess of $1 billion.

  However, no such fee shall be paid to INVESCO with respect to any assets of the Trust or of any Fund which may be invested in any other investment company for which INVESCO serves as investment adviser. The fee

                                    A.1.-3
provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month.

  If, in any given year, the sum of the Fund's expenses exceeds the most re-strictive state imposed annual expense limitation, INVESCO will be required to reimburse such Fund for such excess expenses promptly. Interest, taxes and ex-traordinary items such as litigation costs are not deemed expenses for pur-poses of this paragraph and shall be borne by the Trust or particular Fund in any event. Expenditures, including costs incurred in connection with the pur-chase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment compa-nies, are accounted for as capital items and shall not be deemed to be ex-penses for purposes of this paragraph.

  4. Avoidance of Inconsistent Positions and Compliance with Laws. In connec-tion with purchase or sales of securities for the investment portfolio of the Trust or of any of the Funds, neither INVESCO nor its officers or employees will act as a principal or agent for any party other than the Trust or appli-cable Fund or receive any commissions. INVESCO will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the In-vestment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

  5. Duration and Termination. This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of each applicable Fund of the Trust, and unless sooner terminated as hereinafter pro-vided, shall remain in force for an initial term ending two years from the date of execution, and from year to year thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a ma-jority of the outstanding voting securities of each applicable Fund of the Trust or by the Trustees of the Trust, and (ii) by a majority of the Trustees of the Trust who are not interested persons of INVESCO or the Trust by votes cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may, on 60 days' prior written notice, be terminated without the payment of any penalty, by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust or of the applica-ble Fund, as the case may be, or by INVESCO. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Se-curities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms and provisions of said order. In interpreting the provisions of this paragraph 5, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act (particularly the definitions of "inter-ested person," "assignment" and "vote of a majority of the outstanding voting securities") shall be applied.

  INVESCO agrees to furnish to the Trustees of the Trust such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of INVESCO to re-ceive payments on any unpaid balance of the compensation described in para-graph 3 earned prior to such termination.

  6. Non-Exclusive Services. INVESCO shall, during the term of this Agreement, be entitled to render investment advisory services to others, including, with-out limitation, other investment companies with similar objectives to those of the Trust or any Fund of the Trust. INVESCO may, when it deems such to be ad-visable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Trust or any Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO shall allocate the shares so purchased or sold, as well as the expenses in-curred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligation to the Trust, any applicable Fund and INVESCO's other customers.

                                    A.1.-4

  7. Liability. INVESCO shall have no liability to the Trust or any Fund or to the Trust's shareholders or creditors, for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to the Trust or any applicable Funds not involving willful misfeasance, bad faith, gross negligence or reck-less disregard of its obligations and duties hereunder.

  8. Miscellaneous Provisions.

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Amendments Hereof. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Trust and INVESCO, and no material amendment of this Agreement shall be effective unless approved by the vote of a majority of the outstanding voting securities of any Fund as to which such amendment is applicable; provided, however, that this paragraph shall not prevent any immaterial amendment(s) to this Agreement, which amendment(s) may be made without shareholder approval, if such amendment(s) are made with the approval of (1) the Trustees and (2) a majority of the Trustees of the Trust who are not interested persons of INVESCO or the Trust.

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

  Application of Colorado Law. This Agreement and the application and inter-pretation hereof shall be governed exclusively by the laws of the State of Colorado.

  9. Trustee and Shareholder Liability.

  INVESCO EXPRESSLY AGREES THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, OR IN LAW, THAT IT WILL LOOK SOLELY TO THE ASSETS OF THE TRUST FOR ANY OBLIGATIONS OF THE TRUST HEREUNDER AND NOTHING HEREIN SHALL BE CONSTRUED TO CREATE ANY PERSONAL LIABILITY OF ANY TRUSTEE OR ANY SHAREHOLDER OF THE TRUST. INVESCO EXPRESSLY ACKNOWLEDGES THAT THE DECLARATION OF TRUST ESTABLISHING THE INVESCO VALUE TRUST, DATED JULY 9, 1987, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS ON FILE IN THE OFFICE OF THE SECRE-TARY OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDES THAT THE NAME INVESCO VALUE TRUST REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT AS INDIVIDUALS OR PERSONALLY; AND NO TRUSTEE, SHAREHOLDER, OFFICER, EMPLOYEE OR AGENT OF INVESCO VALUE TRUST SHALL BE HELD TO ANY PER-SONAL LIABILITY, NOR SHALL RESORT BE HAD TO THEIR PRIVATE PROPERTY FOR THE SATISFACTION OF ANY OBLIGATION OR CLAIM OR OTHERWISE, IN CONNECTION WITH THE AFFAIRS OF SAID INVESCO VALUE TRUST, BUT THE "TRUST PROPERTY" (AS DEFINED IN THE DECLARATION) ONLY SHALL BE LIABLE.

                                    A.1.-5

  IN WITNESS WHEREOF, INVESCO and the Trust each has caused this Agreement to be duly executed on its behalf by an officer thereunto duly authorized, the day and year first above written.

                                          INVESCO Funds Group, Inc.

                                          By: _________________________________
                                                        President

ATTEST:

_____________________________________
              Secretary

                                          INVESCO VALUE TRUST

                                          By: _________________________________
                                                        President

ATTEST:

_____________________________________
              Secretary

                                     A.1.-6

                                                                   EXHIBIT A.2.

                            SUB-ADVISORY AGREEMENT

  AGREEMENT made this 28th day of February, 1997, by and between INVESCO Funds Group, Inc. ("INVESCO"), a Delaware corporation, and INVESCO Capital Manage-ment, Inc. ("ICM"), a Delaware corporation.

                                  WITNESSETH:

  WHEREAS, INVESCO VALUE TRUST (the "Trust") is engaged in business as a di-versified, open-end management investment company registered under the Invest-ment Company Act of 1940, as amended (hereinafter referred to as the "Invest-ment Company Act") and has one class of shares (the "Shares"), which is di-vided into two or more series (the "Series"), each representing an interest in a separate portfolio of investments (the "Funds"); and

  WHEREAS, the Shares of the Trust have, in fact, been divided into separate Series, three such Series being the INVESCO Value Equity Fund (the "Equity Fund"), the INVESCO Intermediate Government Bond Fund (the "Bond Fund"), and the INVESCO Total Return Fund (the "Return Fund"), all such Series having sep-arate portfolios of investments; and

  WHEREAS, INVESCO and ICM are engaged principally in rendering investment ad-visory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, INVESCO has entered into an Investment Advisory Agreement with the Trust (the "INVESCO Investment Advisory Agreement"), pursuant to which INVESCO is required to provide investment advisory services to the Trust and the Funds of the Trust; and

  WHEREAS, ICM is willing to provide investment advisory services to the Ad-viser in connection with the Trust's operations on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, in consideration of the premises and the covenants hereinaf-ter contained, INVESCO and ICM hereby agree as follows:

                                   ARTICLE I

                                 DUTIES OF ICM

  INVESCO hereby employs ICM to act as investment adviser to the Adviser and to furnish, or arrange for affiliates of ICM to furnish, the investment advi-sory services described below, subject to the broad supervision of INVESCO and the Trust, for the period and on the terms and conditions set forth in this Agreement. ICM hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. ICM and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed an agent of the Trust or any Fund of the Trust.

  ICM hereby agrees to manage the investment operations of the Equity Fund, Bond Fund, and Return Fund, subject to the supervision of the Trust's trustees (the "Trustees") and INVESCO. Specifically, ICM agrees to perform the follow-ing services for the Trust, INVESCO, and the Equity Fund, Bond Fund, and Re-turn Fund:

   (a) to manage the investment and reinvestment of all assets, now or hereafter acquired, by the Equity Fund, Bond Fund, and Return Fund;

                                    A.2.-1

   (b) to maintain a continuous investment program for the Equity Fund, Bond Fund, and Return Fund, consistent with (i) the three Funds' and Trust's investment policies as set forth in the Trust's Declaration of Trust, Bylaws, Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Trust or of the three Funds, as from time to time amended and in use under the Se-curities Act of 1933, as amended, and (ii) the Trust's status as a regu-lated investment company under the Internal Revenue Code of 1986, as amended;

   (c) to determine what securities are to be purchased or sold for the Eq-uity Fund, Bond Fund, and Return Fund, unless otherwise directed by the Trustees of the Trust or INVESCO, and to execute transactions accordingly;

   (d) to provide to the Trust and the Equity Fund, Bond Fund, and Return Fund the benefit of all of the investment analysis and research, the re-views of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to in-vestment advisory customers of ICM;

   (e) to determine what portion of the Equity Fund, Bond Fund, and Return Fund should be invested in the common stocks, preferred stocks, Government obligations, commercial paper, certificates of deposit, bankers' accept-ances, variable amount notes, corporate debt obligations, and any other authorized securities; and

   (f) to make recommendations as to the manner in which voting rights, rights to consent to Trust and/or Equity Fund, Bond Fund, and Return Fund action and any other rights pertaining to the three Funds' portfolio secu-rities shall be exercised.

  With respect to execution of transactions for the Trust and for the Equity Fund, Bond Fund, and Return Fund, ICM shall place orders for the purchase or sale of portfolio securities with brokers or dealers selected by ICM. In con-nection with the selection of such brokers or dealers and the placing of such orders, ICM is directed at all times to obtain for the three Funds, the most favorable execution and price; after fulfilling this primary requirement of obtaining the most favorable execution and price, ICM is hereby expressly au-thorized to consider as a secondary factor in selecting brokers or dealers with which such orders may be placed whether such firms furnish statistical, research and other information or services to ICM. Receipt by ICM of any such statistical or other information and services should not be deemed to give rise to any requirement for abatement of the advisory fee payable pursuant to paragraph 3 hereof. ICM may follow a policy of considering sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution discussed above.

                                  ARTICLE II

                      ALLOCATION OF CHARGES AND EXPENSES

  ICM assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall also, at its own expense, provide the office space, equipment and facilities necessary to per-form its obligations under this Agreement.

  Except to the extent expressly assumed by ICM herein and except to the ex-tent required by law to be paid by ICM, INVESCO and/or the Trust shall pay all costs and expenses in connection with its respective operations. Without lim-iting the generality of the foregoing, such costs and expenses payable by INVESCO or the Trust, as applicable, include the following:

                                    A.2.-2

   (a) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or any Fund in connection with securities transac-tions to which INVESCO, the Trust or any Fund is a party or in connection with securities owned by INVESCO, the Trust or any Fund;

   (b) the fees, charges and expenses of any independent public accoun-tants, custodian, depository, dividend disbursing agent, dividend rein-vestment agent, transfer agent, registrar, independent pricing services, and legal counsel for INVESCO, the Trust or for any Fund;

   (c) the interest on indebtedness, if any, incurred by INVESCO, the Trust or any Fund;

   (d) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by INVESCO, the Trust or any Fund to federal, state, county, city, or other governmental agents;

   (e) the fees and expenses involved in maintaining the registration and qualification of the Trust and of its shares under laws administered by the Securities and Exchange Commission or under other applicable regula-tory requirements, including the preparation and printing of prospectuses and statements of additional information;

   (f) the compensation and expenses of the Trustees of the Trust;

   (g) the costs of printing and distributing reports, notices of share-holders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Trust's shareholders, as well as all expenses of shareholders' meetings and Trustees' meetings;

   (h) all costs, fees or other expenses arising in connection with the or-ganization and filing of the Trust's Declaration of Trust, including its initial registration and qualification under the 1940 Act and under the Securities Act of 1933, as amended, the initial determination of its tax status and any rulings obtained for this purpose, the initial registration and qualification of its securities under the laws of any state and the approval of the Trust's operations by any other federal or state authori-ty;

   (i) the expenses of repurchasing and redeeming shares of the Trust;

   (j) insurance premiums;

   (k) the costs of designing, printing, and issuing certificates repre-senting shares of beneficial interests of the Trust;

   (l) extraordinary expenses, including fees and disbursements of counsel, in connection with litigation by or against INVESCO, the Trust or any Fund;

   (m) premiums for the fidelity bond maintained by the Trust pursuant to
 Section 17(g) of the 1940 Act and rules promulgated thereunder; and

   (n) association and institute dues.

                                  ARTICLE III

                              COMPENSATION OF ICM

  For the services rendered, the facilities furnished and expenses assumed by ICM, INVESCO shall pay to ICM an annual fee, computed on a daily basis and paid on a monthly basis, using for each daily calculation the most recently deter-mined net asset value of the Equity Fund, Bond Fund, and Return Fund, as deter-mined by valuation made in accordance with the three Funds' procedures for cal-culating their net asset value as described in the Prospectus and/or Statement of Additional Information. On an annual basis, the advisory fee to ICM shall be as follows: 0.20% of the Equity Fund's and Return Fund's, and 0.16% of the Bond Fund's, average net asset value up to $500 million; 0.17% of the Equity Fund's and Return Fund's, and 0.13% of the Bond Fund's, average net

                                     A.2.-3
asset value in excess of $500 million but not more than $1 billion; and 0.13% of the Equity Fund's and Return Fund's, and 0.11% of the Bond Fund's, average net asset value in excess of $1 billion. During any period when the determina-tion of a Fund's net asset value is suspended by the Trustees of the Trust, the net asset value of a share of that Fund as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

                                   ARTICLE IV

                         LIMITATION OF LIABILITY OF ICM

  ICM shall not be liable for any error of judgment, mistake of law or for any loss arising out of any investment or for any act or omission in the perfor-mance of sub-advisory services rendered with respect to the Trust or, in par-ticular, the Equity Fund, Bond Fund, and Return Fund, except for willful mis-feasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, ICM shall include any affiliates of ICM performing services contemplated hereby and directors, officers, partners and employees of ICM and such affiliates.

                                   ARTICLE V

                               ACTIVITIES OF ICM

  The services of ICM to the Trust are not to be deemed to be exclusive, ICM and any person controlled by or under common control with ICM (for purposes of this Article V referred to as "affiliates") being free to render services to others. It is understood that trustees, officers, employees and shareholders of the Trust are or may become interested in ICM and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, partners, employees and shareholders of ICM and its affiliates are or may be-come interested in the Trust as trustees, officers and employees, and that ICM, INVESCO, and the trustees, officers, employees and shareholders of INVESCO and its affiliates may become interested in the Trust as a shareholder or other-wise.

                                   ARTICLE VI

        AVOIDANCE OF INCONSISTENT POSITIONS AND COMPLIANCE WITH THE LAWS

  In connection with purchases or sales of securities for the investment port-folio of the Trust or of the Equity Fund, Bond Fund, and Return Fund, neither ICM nor any of its directors, officers, partners or employees will act as a principal or agent for any party other than the Trust or the three Funds, as applicable, or receive any commissions. ICM will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the In-vestment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                  ARTICLE VII

                   DURATION AND TERMINATION OF THIS AGREEMENT

  This Agreement shall become effective as of the date it is approved by a ma-jority of the outstanding voting securities of the Equity Fund, Bond Fund, and Return Fund, and shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (i) the trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Equity Fund, Bond Fund, and Return Fund, and (ii) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                     A.2.-4

  This Agreement may be terminated at any time, without the payment of any penalty, by INVESCO, the Trustees of the Trust or by vote of the majority of the outstanding voting securities of the Equity Fund, Bond Fund, and Return Fund, or by ICM, on sixty days' written notice to the applicable party(ies). This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the INVESCO Investment Advisory Agreement.

                                 ARTICLE VIII

                         AMENDMENTS OF THIS AGREEMENT

  No provision of this Agreement may be changed, waived, discharged or termi-nated orally, but only by an instrument in writing signed by ICM and INVESCO, and no material amendment of this Agreement shall be effective until approved by the vote of a majority of the outstanding voting securities of any Fund as to which such amendment is applicable; provided, however, that this paragraph shall not prevent any immaterial amendment(s) to this Agreement, which amend-ment(s) are made with the approval of (1) the Trustees and (2) a majority of the Trustees of the Trust who are not interested persons of INVESCO, ICM or the Trust.

                                  ARTICLE IX

                         DEFINITIONS OF CERTAIN TERMS

  The terms "vote of a majority of the outstanding voting securities," "as-signments," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Com-pany Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE X

                                 GOVERNING LAW

  This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                  ARTICLE XI

                              PERSONAL LIABILITY

  ICM EXPRESSLY ACKNOWLEDGES THAT THE DECLARATION OF TRUST ESTABLISHING THE INVESCO VALUE TRUST, DATED JULY 9, 1987, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS ON FILE IN THE OFFICE OF THE SECRE-TARY OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDES THAT THE NAME INVESCO VALUE TRUST REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT AS INDIVIDUALS OR PERSONALLY; AND NO TRUSTEE, SHAREHOLDER, OFFICER, EMPLOYEE OR AGENT OF INVESCO VALUE TRUST SHALL BE HELD TO ANY PER-SONAL LIABILITY, NOR SHALL RESORT BE HAD TO THEIR PRIVATE PROPERTY FOR THE SATISFACTION OF ANY OBLIGATION OR CLAIM OR OTHERWISE, IN CONNECTION WITH THE AFFAIRS OF SAID INVESCO VALUE TRUST, BUT THE "TRUST PROPERTY" (AS DEFINED IN THE DECLARATION) ONLY SHALL BE LIABLE.

                                    A.2.-5

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                          INVESCO Funds Group, Inc.

                                          By: _________________________________
                                                        President

ATTEST:

_____________________________________
              Secretary

                                          INVESCO Capital Management, Inc.

                                          By: _________________________________
                                                        President

ATTEST:

_____________________________________
              Secretary

                                    A.2.-6

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; INCOME FUNDS


-----------------------------------------------------------------------------------------------------
  INCOME FUNDS     1940 ACT     ADVISER SUB-       ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
                   OBJECTIVE            ADVISER    RATE              FEE RATE          OCTOBER 31,
                                                                                       1996)
-----------------------------------------------------------------------------------------------------
  SHORT-TERM BOND  Current      INVESCO INVESCO    .50% of the first .25% of the first   $10,884,689
  FUND*            Income;      Funds   Trust      $300 million;     $300 million;
                   Liquidity    Group,  Company    .40% of the next  .20% of the next
                                Inc.               $200 million;     $200 million;
                                                   .30% over         .15% over
                                                   $500 million      $500 million
-----------------------------------------------------------------------------------------------------
  INTERMEDIATE     Capital      INVESCO INVESCO    .60% of the first .16% of the first   $44,684,053
  GOVERNMENT       Appreciation Funds   Capital    $500 million;     $500 million;
  BOND FUND*       and Income   Group,  Management .50% of the next  .13% of the next
                                Inc.               $500 million;     $500 million;
                                                   .40% over         .11% over
                                                   $1 billion        $1 billion
-----------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT  Current      INVESCO INVESCO    .55% of the first .25% of the first   $58,176,601
  SECURITIES       Income       Funds   Trust      $300 million;     $200 million;
  FUND*                         Group,  Company    .45% of the next  .20% over
                                Inc.               $200 million;     $200 million
                                                   .35% over
                                                   $500 million
-----------------------------------------------------------------------------------------------------
  SELECT INCOME    Current      INVESCO INVESCO    .55% of the first .25% of the first  $265,380,728
  FUND*            Income       Funds   Trust      $300 million;     $200 million;
                                Group,  Company    .45% of the next  .20% over
                                Inc.               $200 million;     $200 million
                                                   .35% over
                                                   $500 million
-----------------------------------------------------------------------------------------------------
  HIGH YIELD       Current      INVESCO INVESCO    .50% of the first .25% of the first  $398,615,748
  FUND*            Income       Funds   Trust      $300 million;     $200 million;
                                Group,  Company    .40% of the next  .20% over
                                Inc.               $200 million;     $200 million
                                                   .30% over
                                                   $500 million
-----------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; INCOME FUNDS


------------------------------------------------------------------------------------------------------
  INCOME FUNDS    1940 ACT     ADVISER   SUB-       ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
                  OBJECTIVE              ADVISER    RATE              FEE RATE          OCTOBER 31,
                                                                                        1996)
------------------------------------------------------------------------------------------------------
  VIF-HIGH YIELD  Current      INVESCO   INVESCO    .60% of the first .30% of the first  $11,404,398
  FUND*           Income       Funds     Trust      $500 million;     $500 million;
                               Group,    Company    .55% of the next  .275% of the next
                               Inc.                 $500 million;     $500 million;
                                                    .45% over         .225% of over
                                                    $1 billion        $1 billion
------------------------------------------------------------------------------------------------------
  INCOME          Capital      INVESCO   INVESCO    .65% *            .10%               $27,752,586
  PORTFOLIO       Appreciation Services, Capital
                  and Income   Inc.      Management
------------------------------------------------------------------------------------------------------

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; BALANCED FUNDS


-----------------------------------------------------------------------------------------------------
  BALANCED     1940 ACT     ADVISER   SUB-       ADVISORY FEE      SUB-ADVISORY       NET ASSETS
  FUNDS        OBJECTIVE              ADVISER    RATE (BASED ON    FEE RATE           (AT OCTOBER 31,
                                                 AVERAGE NET                          1996)
                                                 ASSETS)
-----------------------------------------------------------------------------------------------------
  BALANCED     Capital      INVESCO   INVESCO    .60% of the first .30% of the first    $130,629,237
  FUND*        Appreciation Funds     Trust      $350 million;     $350 million;
               and Income   Group,    Company    .55% of the next  .275% of the next
                            Inc.                 $350 million;     $350 million;
                                                 .50% over         .25% over
                                                 $700 million      $1 billion
-----------------------------------------------------------------------------------------------------
  MULTI-ASSET  Capital      INVESCO   INVESCO    .75% of the first .375% of the first    $12,702,769
  ALLOCATION   Appreciation Funds     Management $500 million;     $500 million;
  FUND*        and Income   Group,    & Research .65% of the next  .325% of the next
                            Inc.                 $500 million;     $500 million;
                                                 .50% over         .25% over
                                                 $1 billion        $1 billion
-----------------------------------------------------------------------------------------------------
  TOTAL        Capital      INVESCO   INVESCO    .75% of the first .20% of the first  $1,129,593,849
  RETURN       Appreciation Funds     Capital    $500 million;     $500 million;
  FUND         and Income   Group,    Management .65% of the next  .17% of the next
                            Inc.                 $500 million;     $500 million;
                                                 .50% over         .13% over
                                                 $1 billion        $1 billion
-----------------------------------------------------------------------------------------------------
  MULTIFLEX    Capital      INVESCO   INVESCO    1%                .35 of the first     $243,766,866
  PORTFOLIO    Appreciation Services, Management                   $500 million;
               and Income   Inc.      & Research                   .25% over
                                                                   $500 million
-----------------------------------------------------------------------------------------------------
  FLEX         Capital      INVESCO   INVESCO    .75%              .20%                 $473,695,882
  PORTFOLIO    Appreciation Services, Capital
               and Income   Inc.      Management
-----------------------------------------------------------------------------------------------------
  VIF-TOTAL    Capital      INVESCO   INVESCO    .75% of the first .375% of the first    $12,525,451
  RETURN       Appreciation Funds     Capital    $500 million;     $500 million;
  PORTFOLIO*   and Income   Group,    Management .65% of the next  .325% of the next
                            Inc.                 $500 million;     $500 million;
                                                 .55% over         .275% over
                                                 $1 billion        $1 billion
-----------------------------------------------------------------------------------------------------
  MAXIM        Capital      Great     INVESCO    1%                .55% of first          $5,909,241
  INVESCO      Appreciation West      Trust                        $50 million;
  ADR          and Income   Life      Company                      .50% of next
  PORTFOLIO                 Assurance                              $50 million;
                            Company                                .40% over
                                                                   $100 million
-----------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; BALANCED FUNDS


  BALANCED   1940 ACT     ADVISER    SUB-    ADVISORY FEE   SUB-ADVISORY      NET ASSETS (AT
  FUNDS      OBJECTIVE               ADVISER RATE (BASED ON FEE RATE          OCTOBER 31,
                                             AVERAGE NET                      1996)
                                             ASSETS)
--------------------------------------------------------------------------------------------
  MAXIM      Capital      Great West INVESCO 1%             .50% of first       $2,997,147
  INVESCO    Appreciation Life       Trust                  $25 million;
  BALANCE    and Income   Assurance  Company                .45% of next
  PORTFOLIO               Company                           $50 million;
                                                            .40% of next
                                                            $25 million;
                                                            .35% in excess of
                                                            $100 million
--------------------------------------------------------------------------------------------

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; INTERNATIONAL FUNDS


-----------------------------------------------------------------------------------------------------
  INTERNATIONAL   1940 ACT     ADVISER SUB-       ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
  FUNDS           OBJECTIVE            ADVISER    RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                  AVERAGE NET       (BASED ON          1996)
                                                  ASSETS)           AVERAGE NET
                                                                    ASSETS)
-----------------------------------------------------------------------------------------------------
  INTERNATIONAL   Capital      INVESCO INVESCO    1.0% of the first .25% of the first    $94,586,594
  GROWTH          Appreciation Funds   Asset      $500 million;     $500 million;
  FUND            and Income   Group,  Management .75% of the next  .1875% of the next
                               Inc.               $500 million;     $500 million;
                                                  .65% over         .1625% over
                                                  $1 billion        $1 billion
-----------------------------------------------------------------------------------------------------
  EUROPEAN        Capital      INVESCO INVESCO    .75% of the first .45% of the first   $300,588,228
  FUND            Appreciation Funds   Asset      $350 million;     $350 million;
                               Group,  Management .65% of the next  .40% of the next
                               Inc.               $350 million;     $350 million;
                                                  .55% over         .35% over
                                                  $700 million      $700 million
-----------------------------------------------------------------------------------------------------
  PACIFIC         Capital      INVESCO INVESCO    .75% of the first .45% of the first   $149,869,919
  BASIN           Appreciation Funds   Asset      $350 million;     $350 million;
  FUND                         Group,  Management .65% of the next  .40% of the next
                               Inc.               $350 million;     $350 million;
                                                  .55% over         .35% over
                                                  $700 million      $700 million
-----------------------------------------------------------------------------------------------------
  EUROPEAN        Capital      INVESCO INVESCO    .75% of the first .375% of the first  $117,484,141
  SMALL           Appreciation Funds   Asset      $500 million;     $500 million;
  COMPANY                      Group,  Management .65% of the next  .325% of the next
  FUND                         Inc.               $500 million;     $500 million;
                                                  .55% over         .275% over
                                                  $1 billion        $1 billion
-----------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; INTERNATIONAL FUNDS


  INTERNATIONAL   1940 ACT     ADVISER   SUB-       ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
  FUNDS           OBJECTIVE              ADVISER    RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                    AVERAGE NET       (BASED ON          1996)
                                                    ASSETS)           AVERAGE NET
                                                                      ASSETS)
-------------------------------------------------------------------------------------------------------
  LATIN           Capital      INVESCO   INVESCO    .75% of the first .375% of the first  $32,864,679
  AMERICAN        Appreciation Funds     Asset      $500 million;     $500 million;
  GROWTH                       Group,    Management .65% of the next  .325% of the next
  FUND*                        Inc.                 $500 million;     $500 million;
                                                    .55% over         .275% over
                                                    $1 billion        $1 billion
-------------------------------------------------------------------------------------------------------
  ASIAN           Capital      INVESCO   INVESCO    .75% of the first .375% of the first  $16,483,400
  GROWTH          Appreciation Funds     Asia       $500 million;     $500 million;
  FUND*                        Group,    Limited    .65% of the next  .325% of the next
                               Inc.                 $500 million;     $500 million;
                                                    .55% over         .275% over
                                                    $1 billion        $1 billion
-------------------------------------------------------------------------------------------------------
  INTERNATIONAL   Capital      INVESCO   INVESCO    1.0%              .35% of the first   $42,820,898
  VALUE           Appreciation Services, Capital                      $50 million;
  PORTFOLIO       and Income   Inc.      Management                   .30% of the next
                                                                      $50 million;
                                                                      .25% over
                                                                      $100 million
-------------------------------------------------------------------------------------------------------

 * Indicates whether the fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; GROWTH & VALUE FUNDS


----------------------------------------------------------------------------------------------------
  GROWTH &      1940 ACT     ADVISER   SUB-       ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
  VALUE         OBJECTIVE              ADVISER    RATE (BASED ON    FEE RATE          OCTOBER 31,
  FUNDS                                           AVERAGE NET       (BASED ON         1996)
                                                  ASSETS)           AVERAGE NET
                                                                    ASSETS)
----------------------------------------------------------------------------------------------------
  VALUE EQUITY  Capital      INVESCO   INVESCO    .75% of the first .20% of the first  $221,736,052
  FUND          Appreciation Funds     Capital    $500 million;     $500 million;
                and Income   Group,    Management .65% of the next  .17% of the next
                             Inc.                 $500 million;     $500 million;
                                                  .50% over         .13% over
                                                  $1 billion        $1 billion
----------------------------------------------------------------------------------------------------
  GROWTH FUND   Long-Term    INVESCO   INVESCO    .60% of the first .25% of the first  $650,140,716
                Capital      Funds     Trust      $350 million;     $200 million;
                Growth;      Group,    Company    .55% of the next  .20% over
                Current      Inc.                 $350 million;     $200 million
                Income                            .50% over
                Secondary                         $700 million
----------------------------------------------------------------------------------------------------
  DYNAMICS      Capital      INVESCO   INVESCO    .60% of the first .25% of the first  $836,458,920
  FUND          Appreciation Funds     Trust      $350 million;     $200 million;
                             Group,    Company    .55% of the next  .20% over
                             Inc.                 $350 million;     $200 million
                                                  .50% over
                                                  $700 million
----------------------------------------------------------------------------------------------------
  EMERGING      Long-Term    INVESCO   INVESCO    .75% of the first .25% of the first  $275,668,167
  GROWTH FUND*  Capital      Funds     Trust      $350 million;     $200 million;
                Growth       Group,    Company    .65% of the next  .20% over
                             Inc.                 $350 million;     $200 million
                                                  .55% over
                                                  $700 million
----------------------------------------------------------------------------------------------------
  SMALL         Long-Term    INVESCO   INVESCO    .75%              .375%               $47,292,558
  COMPANY       Capital      Funds     Management
  FUND*         Growth       Group,    & Research
                             Inc.
----------------------------------------------------------------------------------------------------
  EQUITY        Capital      INVESCO   INVESCO    .75%              .20%               $134,188,186
  PORTFOLIO     Appreciation Services, Management
                and Income   Inc.      & Research
----------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; GROWTH & VALUE FUNDS


--------------------------------------------------------------------------------------------------------
  GROWTH &         1940 ACT   ADVISER      SUB-       ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
  VALUE            OBJECTIVE               ADVISER    RATE (BASED ON    FEE RATE          OCTOBER 31,
  FUNDS                                               AVERAGE NET       (BASED ON         1996)
                                                      ASSETS)           AVERAGE NET
                                                                        ASSETS)
--------------------------------------------------------------------------------------------------------
  JOHN HANCOCK     Aggressive John Hancock INVESCO    .80% of the first .55% of the first   $9,621,404
  VARIABLE SERIES  Growth                  Management $100 million;     $100 million;
  TRUST -- SMALL                           & Research .75% of the next  .50% of the next
  CAP VALUE                                           $100 million;     $100 million;
  FUND                                                .65% over         .40% over
                                                      $200 million      $200 million
--------------------------------------------------------------------------------------------------------
  MAXIM            Long-Term  Great West   INVESCO    1%                .55% of the first   $2,997,147
  INVESCO          Capital    Life         Trust                        $25 million;
  SMALL-CAP        Growth     Assurance    Company                      .50% of the next
  GROWTH                      Company                                   $50 million;
  PORTFOLIO                                                             .40% of the next
                                                                        $25 million;
                                                                        .35% over
                                                                        $100 million
--------------------------------------------------------------------------------------------------------

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; EQUITY INCOME FUNDS


-------------------------------------------------------------------------------------------------------
  EQUITY               1940 ACT     ADVISER SUB-    ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
  INCOME FUNDS         OBJECTIVE            ADVISER RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                    AVERAGE NET       (BASED ON          1996)
                                                    ASSETS)           AVERAGE NET
                                                                      ASSETS)
-------------------------------------------------------------------------------------------------------
  INDUSTRIAL           Current      INVESCO INVESCO .60% of the first .25% of the first  $4,206,106,717
  INCOME FUND          Income       Funds   Trust   $350 million;     $200 million;
                                    Group,  Company .55% of the next  .20% over
                                    Inc.            $350 million;     $200 million
                                                    .50% over
                                                    $700 million
-------------------------------------------------------------------------------------------------------
  UTILITIES PORTFOLIO  Capital      INVESCO INVESCO .75% of the first .25% of the first    $152,742,377
                       Appreciation Funds   Trust   $350 million;     $200 million;
                       and Income   Group,  Company .65% of the next  .20% over
                                    Inc.            $350 million;     $200 million
                                                    .55% over
                                                    $700 million
-------------------------------------------------------------------------------------------------------
  VIF-INDUSTRIAL       Current      INVESCO INVESCO .75% of the first .375% of the first    $19,167,082
  INCOME PORTFOLIO     Income       Funds   Trust   $500 million;     $500 million;
                                    Group,  Company .65% of the next  .325% of the next
                                    Inc.            $500 million;     $500 million;
                                                    .55% over         .275% over
                                                    $1 billion        $1 billion
-------------------------------------------------------------------------------------------------------
  VIF-UTILITIES        Capital      INVESCO INVESCO .60% of the first .30% of the first      $1,295,949
  PORTFOLIO            Appreciation Funds   Trust   $500 million;     $500 million;
                       and Income   Group,  Company .55% of the next  .275% of the next
                                    Inc.            $500 million;     $500 million;
                                                    .45% over         .225% over
                                                    $1 billion        $1 billion
-------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; EQUITY INCOME FUNDS


  EQUITY            1940 ACT  ADVISER    SUB-    ADVISORY FEE   SUB-ADVISORY      NET ASSETS (AT
  INCOME FUNDS      OBJECTIVE            ADVISER RATE (BASED ON FEE RATE          OCTOBER 31,
                                                 AVERAGE NET    (BASED ON         1996)
                                                 ASSETS)        AVERAGE NET
                                                                ASSETS)
------------------------------------------------------------------------------------------------
  AMERICAN          High      Investment INVESCO .75%           .50% of the first  $320,023,507
  SKANDIA TRUST --  Current   Management Trust                  $25 million;
  EQUITY INCOME     Income;   Inc.       Company                .45% of the next
  PORTFOLIO         Capital                                     $50 million;
                    Growth                                      .40% of the next
                    Secondary                                   $25 million;
                                                                .35% over
                                                                $100 million
------------------------------------------------------------------------------------------------

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; SECTOR FUNDS


------------------------------------------------------------------------------------------------
  SECTOR FUNDS   1940 ACT     ADVISER SUB-    ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
                 OBJECTIVE            ADVISER RATE (BASED ON    FEE RATE          OCTOBER 31,
                                              AVERAGE NET       (BASED ON         1996)
                                              ASSETS)           AVERAGE NET
                                                                ASSETS)
------------------------------------------------------------------------------------------------
  ENERGY         Capital      INVESCO INVESCO .75% of the first .25% of the first  $236,169,412
  PORTFOLIO      Appreciation Funds   Trust   $350 million;     $200 million;
                              Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------
  ENVIRONMENTAL  Capital      INVESCO INVESCO .75% of the first .25% of the first   $26,793,694
  SERVICES       Appreciation Funds   Trust   $350 million;     $200 million;
  PORTFOLIO                   Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------
  FINANCIAL      Capital      INVESCO INVESCO .75% of the first .25% of the first  $542,687,937
  SERVICES       Appreciation Funds   Trust   $350 million;     $200 million;
  PORTFOLIO                   Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------
  GOLD           Capital      INVESCO INVESCO .75% of the first .25% of the first  $277,892,364
  PORTFOLIO      Appreciation Funds   Trust   $350 million;     $200 million;
                              Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------
  HEALTH         Capital      INVESCO INVESCO .75% of the first .25% of the first  $933,828,112
  SCIENCES       Appreciation Funds   Trust   $350 million;     $200 million;
  PORTFOLIO                   Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; SECTOR FUNDS


-------------------------------------------------------------------------------------------------------
  SECTOR FUNDS     1940 ACT     ADVISER   SUB-      ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
                   OBJECTIVE              ADVISER   RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                    AVERAGE NET       (BASED ON          1996)
                                                    ASSETS)           AVERAGE NET
                                                                      ASSETS)
-------------------------------------------------------------------------------------------------------
  LEISURE          Capital      INVESCO   INVESCO   .75% of the first .25% of the first   $252,297,128
  PORTFOLIO        Appreciation Funds     Trust     $350 million;     $200 million;
                                Group,    Company   .65% of the next  .20% over
                                Inc.                $350 million;     $200 million
                                                    .55% over
                                                    $700 million
-------------------------------------------------------------------------------------------------------
  TECHNOLOGY       Capital      INVESCO   INVESCO   .75% of the first .25% of the first   $789,610,651
  PORTFOLIO        Appreciation Funds     Trust     $350 million;     $200 million;
                                Group,    Company   .65% of the next  .20% over
                                Inc.                $350 million;     $200 million
                                                    .55% over
                                                    $700 million
-------------------------------------------------------------------------------------------------------
  WORLDWIDE        Capital      INVESCO   INVESCO   .65% of the first .325% of the first    $4,225,087
  CAPITAL          Appreciation Funds     Trust     $500 million;     $500 million;
  GOODS FUND*                   Group,    Company   .55% of the next  .275% of the next
                                Inc.                $500 million;     $500 million;
                                                    .45% over         .225% over
                                                    $1 billion        $1 billion
-------------------------------------------------------------------------------------------------------
  WORLDWIDE        Capital      INVESCO   INVESCO   .65% of the first .325% of the first   $51,218,075
  COMMUNICATIONS   Appreciation Funds     Trust     $500 million;     $500 million;
  FUND             and Income   Group,    Company   .55% of the next  .275% of the next
                                Inc.                $500 million;     $500 million
                                                    .45% over         .225% over
                                                    $1 billion        $1 billion
-------------------------------------------------------------------------------------------------------
  REAL ESTATE      Capital      INVESCO   INVESCO   .90%              .35% of the first    $15,293,490
  PORTFOLIO        Appreciation Services, Realty                      $100 million;
                   and Income   Inc.      Advisers,                   .25% over
                                          Inc.                        $100 million
-------------------------------------------------------------------------------------------------------
  GLOBAL HEALTH    Capital      INVESCO   None      1.0%              N/A                 $455,821,034
  SCIENCES FUND**  Appreciation Trust
                                Company,
                                Inc.
-------------------------------------------------------------------------------------------------------

  * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.
 ** Closed-end Fund

                                                                PRELIMINARY COPY

         TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN
                                   PROMPTLY.

                              INVESCO VALUE TRUST
                           INVESCO VALUE EQUITY FUND

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 31, 1997

The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Value Equity Fund (the "Fund") of INVESCO Value Trust (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE "FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                               Vote on Proposal
                       For [ ]  Against [ ]  Abstain [ ]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO Capital Management, Inc., such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                               Vote on Proposal
                       For [ ]  Against [ ]  Abstain [ ]

2.  Proposal to elect eleven trustees of the Company.

                               Vote on Proposal
                       For [ ]  Against [ ]  Abstain [ ]

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending August 31, 1997.

                               Vote on Proposal
                       For [ ]  Against [ ]  Abstain [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.

--------------------------------------------------------------------------------
Signature                       Signature                       Date
                                (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                             PRELIMINARY COPY

    TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY.

                              INVESCO VALUE TRUST
                   INVESCO INTERMEDIATE GOVERNMENT BOND FUND

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 31, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Intermediate Government Bond Fund (the "Fund") of INVESCO Value Trust (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996 receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE "FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                               Vote on Proposal
                       For [ ]  Against [ ]  Abstain [ ]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO Capital Management, Inc., such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                               Vote on Proposal
                       For [ ]  Against [ ]  Abstain [ ]

2.    Proposal to elect eleven trustees of the Company.

                               Vote on Proposal
                        For [_] Against [_] Abstain [_]

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending August 31, 1997.

                               Vote on Proposal
                        For [_] Against [_] Abstain [_]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


--------------------------------------------------------------------------------
Signature                          Signature                           Date
                                   (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                                PRELIMINARY COPY

    TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY.

                              INVESCO VALUE TRUST
                           INVESCO TOTAL RETURN FUND

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 31, 1997



The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Total Return Fund (the "Fund") of INVESCO Value Trust (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE "FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X}

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.


                               Vote on Proposal
                       For [_]  Against [_]  Abstain [_]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO
     Capital Management, Inc., such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.


                               Vote on Proposal
                       For [_]  Against [_]  Abstain [_]

2.   Proposal to elect eleven trustees of the Company.

                               Vote on Proposal
                       For [ ]  Against [ ]  Abstain [ ]

3. Proposal to ratify the selection of Price Waterhouse LLP, as independent accountants for the Company for the fiscal year ending August 31, 1997.

                               Vote on Proposal
                       For [ ]  Against [ ]  Abstain [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


________________________________________________________________________________
Signature                        Signature                       Date
                                 (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.